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                                                                    Exhibit 4.01

                               essential.com. inc.

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          Dated as of February 8, 2000

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                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

1.     Definitions .......................................................... 1

2.     Demand Registration .................................................. 3

       A.    Demand Rights .................................................. 3
       B.    S-3 Registration Rights ........................................ 4

3.     Company Registration ................................................. 4

4.     Obligations of the Company ........................................... 5

5.     Furnish Information .................................................. 7

6.     Expenses of Registration ............................................. 7

7.     Underwriting Requirements ............................................ 8

8.     Indemnification ...................................................... 8

9.     Reports Under the Exchange Act .......................................10

10.    Assignment of Registration Rights ....................................11

11.    Limitations on Registration Rights ...................................11

12.    "Market Stand-Off' Agreement .........................................11

13.    Amendment; Waiver ....................................................12

14.    Changes in Registrable Securities ....................................12

15.    Information ..........................................................12

       (a)    Financial and Related Data ....................................13
       (b)    Access to Properties ..........................................14

16.    Termination of Registration Rights ...................................14

17.    Legends and Opinions .................................................15

18.    Entire Agreement .....................................................15

19.    Governing Law ........................................................15

20.    Successors and Assigns ...............................................15


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21.    Notices ..............................................................15

22.    Severability .........................................................16

23.    Titles and Subtitles .................................................16

24.    Delays or Omissions; Remedies Cumulative .............................16

25.    Arbitration ..........................................................16

26.    Counterparts .........................................................16

27.    Accession to Agreement ...............................................16


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                  SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

      This Second Amended and Restated Investor Rights Agreement (this "Agreement") is made as of the 8th day of February, 2000 by and among (i) essential.com, inc., a Delaware corporation (the "Company"), (ii) those holders of the Company's Series A Preferred Stock, $.01 par value per share (the "Series A Stock"), set forth on Schedule I hereto under the heading "Angel Investor" (the "Angel Investors"), (iii) those holders of Series A Stock and the Company's Series B Preferred Stock, $.0l par value per share (the "Series B Stock"), set forth on Schedule I hereto under the heading "Existing Outside Investors" (the "Existing Outside Investors"), and (iv) those holders of the Company's Series C Preferred Stock, $.0 1 par value per share (the "Series C Stock"), set forth on
Schedule I hereto under the heading "Series C Investors" (the "Series C Investors"), as such Schedule shall be amended from time to time to reflect each person who shall, after the date hereof, acquire shares of capital stock and join in and become party to this Agreement as a Series C Investor by executing and delivering to the Company an Instrument of Accession in the form of Schedule II hereto. The Existing Outside Investors and the Series C Investors are referred to collectively herein as the "Outside Investors." The Angel Investors and the Outside Investors are referred to collectively herein as the "Investors" and each collectively as an "Investor." For purposes of this Agreement, Zafa shall be entitled to the rights of an Outside Investor set forth herein only to the extent of his ownership of shares of Series B Stock.

                                    RECITALS:

      A. Concurrently with the execution of this Agreement, the Series C Investors are acquiring from the Company shares of the Company's Series C Stock, pursuant to the Series C Convertible Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement").

      B. By entering into this Agreement, the Company wishes to provide a further inducement to the Series C Investors to purchase the Company's Series C Stock pursuant to the Purchase Agreement.

            NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

            1.    Definitions. For purposes of this Agreement:

      (a) "Common Shares" means shares of Common Stock, par value $0.01 per share, of the Company.

      (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (c) "Form S-3" means such form of registration statement under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.


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      (d) "Holder" means any Person owning or having the right to acquire
Registrable Securities, or any assignee thereof in accordance with Section 11.

      (e) "Initiating Holders" means the Holder(s) initiating a registration request under Section 2.

      (f) "Majority in Interest of the Initiating Holders" means Initiating Holders holding a majority of the Registrable Securities held by all Initiating Holders.

      (g) "Person" means any individual, partnership, limited liability company, joint venture, corporation, association, trust or any other entity or organization.

      (h) "Preferred Stock" means collectively, the Series A Stock, the Series B Stock and the Series C Stock.

      (i) "Qualifying Request" means a written request to register Registrable Securities with a reasonably anticipated aggregate offering price in excess of $5,000,000 from any of the Investors that in the aggregate possess either (i) at least fifty percent (50%) of the Registrable Securities outstanding as of the date of such request or (ii) at least fifty percent (50%) of the Registrable Securities issued or issuable upon conversion of the Series C Stock and held by the Series C Investors or their successors, assigns or donees on the date of such request.

      (j) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

      (k) "Registrable Securities" means (1) any Common Shares issuable (without regard to any restriction on conversion that may be applicable to any particular holder of Preferred Stock) or issued upon conversion of the Preferred Stock; (2) any Common Shares issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, or upon conversion of, such Preferred Stock; and (3) any other capital stock of the Company whether now owned or hereafter acquired upon the conversion of, exchange for, or in replacement of, Preferred Stock; provided, however, that any Registrable Securities sold by a Person in a transaction in which such Person's rights under this Agreement are not assigned pursuant to Section 11 below shall cease to be Registrable Securities from and after the time of such sale.

      (l) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of Common Shares outstanding, and the number of Common Shares issuable, which are Registrable Securities.

      (m) "SEC" means the Securities and Exchange Commission.

      (n) "Securities Act" means the Securities Act of 1933, as amended.


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      (o) "Series C Qualifying Request" means a Qualifying Request from the
Series C Investors pursuant to (ii) in the definition of Qualifying Request contained in this Section 1.

      (p) "Violation" means any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement under this Agreement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents filed under state securities or "blue sky" laws in connection therewith, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

            2. Demand Registration.

            A. Demand Rights.

            (a) If, after the earlier of (i) one hundred eighty (180) days after the consummation of the initial public offering of the Company's Common Stock, or (ii) March 29, 2002, the Company shall receive a Qualifying Request that the Company file a registration statement under the Securities Act with respect to Registrable Securities then outstanding, then the Company shall, subject to the limitations of Section 2A(b) below, use its best efforts to effect as soon as practicable, and in any event within ninety (90) days of the receipt of such Qualifying Request, such registration. Notwithstanding the foregoing, the Company shall not be obligated to effect any such registration within 6 months after the effective date of an immediately preceding registration pursuant to this Section 2A. The Company shall be obligated to effect only two (2) registrations pursuant to this Section 2A (an offering which is not consummated shall not be counted for this purpose).

            (b) If Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2A. In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a Majority in Interest of the Initiating Holders and such Holder) to the extent provided herein. The Company shall select the managing underwriter or underwriters in such underwriting, such underwriter(s) to be reasonably satisfactory to a Majority in Interest of the Initiating Holders. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 4(f)) enter into an underwriting agreement in customary form with the underwriter or underwriters so selected for such underwriting by a Majority in Interest of the Initiating Holders; provided, however, that the Company shall use commercially reasonable efforts to negotiate with the underwriters to assure that none of the Holders shall be required to make any representations or warranties or provide indemnification except as relates to such Holder's ownership of shares and authority to enter into the underwriting agreement and to such Holder's intended method of distribution, and the liability of such Holder shall be limited to an amount equal to the net proceeds from the offering received by such Holder. In the event that the underwriters advise the


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Company that marketing factors require a limitation of the number of shares to be underwritten, the Company and its underwriters shall allocate the number of Registrable Securities requested to be registered by each of the Holders as follows: (i) first, to the Outside Investors holding Registrable Securities that have elected to participate in such offering, pro rata according to the number of Registrable Securities held by each such Outside Investor; and (ii) thereafter, to the extent additional securities may be included in such offering, to the Angel Investors holding Registrable Securities that have elected to participate in such underwritten offering, pro rata according to the number of Registrable Securities held by each such Angel Investor; provided, however, that if the Qualifying Request is a Series C Qualifying Request, and in the event that the underwriters advise the Company that marketing factors require a limitation of the number of shares to be underwritten, the Company and its underwriters shall allocate the number of Registrable Securities requested to be registered by each of the Holders as follows: (i) first, to the Series C Investors holding Registrable Securities that have elected to participate in such offering, pro rata according to the number of Registrable Securities held by each such Series C Investor; (ii) second, to the Outside Investors (other than the Series C Investors) holding Registrable Securities that have elected to participate in such offering, pro rata according to the number of Registrable Securities held by each such Outside Investor (other than the Series C Investors); and (iii) thereafter, to the extent additional securities may be included in such offering, to the Angel Investors holding Registrable Securities that have elected to participate in such underwritten offering, pro rata according to the number of Registrable Securities held by each such Angel Investor.

            B. S-3 Registration Rights.

            The Company shall be obligated to effect up to two (2) registrations pursuant to this Section 2B as may be requested by the Investors in the event and so long as a registration statement pursuant to Form S-3 or any similar "short-form" registration (a "Short-Form Registration") is available for such Registration, provided further, that the reasonably anticipated aggregate offering price will be in excess of $1,000,000. The Company shall not be obligated to effect a Short Form Registration more than once in any six-month period.

            C. Notwithstanding the foregoing provisions of Sections 2A and 2B, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2, a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such registration statement to be filed by reason of a material pending announcement or transaction or series of pending transactions and it is therefore necessary to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than one hundred eighty
(180) days after receipt of the request of the Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

            3. Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders) any of its stock or other securities under the Securities Act in connection with a public offering of such securities solely for cash other than (i) a registration on Form S-8 (or other similar successor form) relating solely to the sale of securities to participants in a Company


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stock plan or to other compensatory arrangements to the extent includable on
Form S-8 (or other similar successor form), or (ii) a registration on Form S-4 (or other similar successor form), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 22, the Company shall, subject to the provisions of Section 7, use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. In the event that the underwriters advise the Company that marketing factors require a limitation of the number of shares to be underwritten, the Company and its underwriters shall allocate the number of Registrable Securities requested to be registered by each of the Holders as follows: (i) first, to the Company; (ii) second, to the Outside Investors holding Registrable Securities that have elected to participate in such offering, pro rata according to the number of Registrable Securities held by each such Outside Investor; and (iii) thereafter, to the extent additional securities may be included in such offering, to the Angel Investors holding Registrable Securities that have elected to participate in such underwritten offering, pro rata according to the number of Registrable Securities held by each such Angel Investor; provided, however, that in no event shall the number of Registrable Securities to be registered by the Outside Investors be less than twenty percent (20%) of the total number of shares to be sold in such offering. The Company shall have no obligation under this Section 3 to make any offering of its securities, or to complete an offering of its securities that it proposes to make, and shall incur no liability to any Holder for its failure to do so.

            4. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

            (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities being registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days or until the Holders have completed the distribution referred to in such registration statement, whichever occurs first (but in any event for at least any period required under the Securities Act); provided that before filing such registration statement or any amendments thereto, the Company will furnish to the directors elected by the holders of the Preferred Stock copies of all such documents proposed to be filed; provided, further, however, that each such director may elect to waive such requirement by written notice to the Company.

            (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

            (c) Furnish to the Holders such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such


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other documents as Holders may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

            (d) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such states or jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto (i) to qualify to do business in any state or jurisdiction where it would not otherwise be required to qualify but for the requirements of this clause (d), or (ii) to file a general consent to service of process in any such state or jurisdiction.

            (e) Use commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the Company's business or operations to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities.

            (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

            (g) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            (h) Notify each Holder of Registrable Securities covered by such registration statement and such Holder's underwriters, if any, and confirm such advice in writing: (i) when the registration statement has become effective;
(ii) when any post-effective amendment to the registration statement becomes effective; and (iii) of any request by the SEC for any amendment or supplement to the registration statement or prospectus or for additional information.

            (i) Notify each Holder of Registrable Securities if at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing, or should issue, a stop order suspending the effectiveness of the Registration Statement. Upon the occurrence of any of the events mentioned in the preceding sentence, the Company will use commercially reasonable efforts to prevent the issuance of any stop order or to obtain the withdrawal thereof as soon as possible. The Company will advise each Holder of Registrable Securities promptly of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the qualification of any Registrable Securities for sale in any jurisdiction.

            (j) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, (i) on the date that such Registrable Securities are delivered to the underwriters for sale in connection with any registration pursuant to this Agreement in which securities are being sold through underwriters, an opinion, dated such date,


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of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) on the date that the registration statement with respect to such securities becomes effective, a "comfort" letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and a reaffirmation of such letter on the date that such Registrable Securities are delivered to the underwriters for sale.

            (k) As soon as practicable after the effective date of the registration statement, and in any event within sixteen (16) months thereafter, have "made generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earning statement (which need not be audited) covering a period of at least twelve (12) months beginning after the effective date of the registration statement and otherwise complying with
Section 11(a) of the Securities Act.

            5. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of distribution of such securities as shall be required to effect the registration of such Holder's Registrable Securities. If any registration statement or comparable statement under the Securities Act refers to an Investor or any of its affiliates, by name or otherwise, as the holder of any securities of the Company then, unless counsel to the Company advises the Company that the Securities Act or the SEC requires that such reference be included in any such statement, each such Investor shall have the right to require the deletion of such reference to itself and its affiliates.

            6. Expenses of Registration. All expenses, other than underwriting discounts and commissions relating to Registrable Securities, incurred in connection with registrations, filings or qualifications pursuant to this Agreement, including without limitation all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements (up to $25,000) of one counsel (selected by a majority of Holders participating in such a registration) for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to bear such expenses in connection with any registration begun pursuant to Section 2 if the offering is not consummated primarily as a result of any act or omission of any participating Holder (in which case all participating Holders shall bear such expenses pro rata), unless with respect to a demand made pursuant to Section 2, a Majority in Interest of the Initiating Holders agree to forfeit one (1) of the demand registration(s) to which they are then entitled pursuant to Section 2; provided, further, however, that if (i) at the time of such withdrawal, the Holders have learned of a material adverse change in the financial condition or business of the Company from that known to the Holders at the time of their request, or (ii) if such withdrawal is at the request of, caused by, or the result of an unreasonable delay by the Company, then the Holders shall not be required to pay any such expenses and shall retain their rights pursuant to
Section 2 of this Agreement.


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            7. Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 3 to include any Holder's securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (with the approval of Holders holding a majority of the Registrable Securities held by all Holders, such approval not to be unreasonably withheld); provided, however, that no Holder participating in such underwriting shall be required to make any representations or warranties or provide indemnification except as relates to such Holder's ownership of shares and authority to enter into the underwriting agreement and to such Holder's intended method of distribution, and the liability of such Holder shall be limited to an amount equal to the net proceeds from the offering received by such Holder.

            8. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

            (a) The Company will indemnify and hold harmless each Holder, his or her heirs, personal representatives and assigns, each of such Holder's partners, officers, directors, employees and affiliates, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a Violation (provided, however, that the Company will not be required to indemnify any of the foregoing Persons on account of any losses, claims, damages or liabilities arising from a Violation if and to the extent that such Violation was made in a preliminary prospectus and was corrected in a subsequent prospectus that was required by law to be delivered to the Person making the claim with respect to which indemnification is sought hereunder, and such subsequent prospectus was made available by the Company to permit delivery of such prospectus in a timely manner, and such subsequent prospectus was not so delivered to such Person by a selling stockholder making use of a prospectus from a Registration Statement on Form S-3); and the Company will pay to each such indemnified party, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case to a particular indemnified party for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon, and in conformity with, written information furnished expressly for use in connection with such registration by or on behalf of such indemnified party.

            (b) Each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange


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Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that, in no event shall the liability of any Holder under this Section 8(b) exceed the net proceeds from the offering received by such Holder.

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that the indemnified parties shall have the right to retain one counsel of their own, with the fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified parties by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified parties and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 8 except if, and only to the extent that, the indemnifying party is actually prejudiced thereby; and such failure to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 8.

            (d) The obligations of the Company and Holders under this Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

            (e) Any indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

            (f) If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other (taking into consideration, among other things, the fact that the provision of the registration rights and indemnification hereunder is a material inducement to the Investors to purchase Registrable Securities pursuant to the Purchase Agreement) or (ii) if the


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allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other (taking into consideration, among other things, the fact that the provision of the registration rights and indemnification hereunder is a material inducement to the Investors to purchase Registrable Securities pursuant to the Purchase Agreement) but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary in this Section 8, no Holder shall be required, pursuant to this Section 8, to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Common Stock in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified party relate.

            9. Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use commercially reasonable efforts to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

            (b) take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

            (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act (at any time after the effective date of the first registration statement filed by the Company) and the Securities Act and Exchange Act (at any time after it has become subject to such reporting requirements) or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

            10. Rule 144A Information. During any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall make available information required to be provided by Rule 144A(d)(4), upon request.

            11. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned in whole or in part by a Holder to one or more transferees or assignees of not less than 1,000,000 shares of Registrable Securities; provided, however, that (i) such transferee or assignee delivers to the Company a written instrument by which such transferee or assignee agrees to be bound by the obligations imposed on Holders under this Agreement to the same extent as if such transferee or assignee was a party hereto; and (ii) such volume limitation shall not apply to transferees or assignees who are Affiliates or the transferor or assignor.

            12. Limitations on Registration Rights. Except as set forth in the Amended Investor Rights Agreement dated as of July 30, 1999, as amended, the Company represents and warrants to the Holders that no other "registration rights" relating to securities of the Company exist on the date hereof. Except as set forth in the Amended Investor Rights Agreement dated as of July 30, 1999, as amended, each of the Holders represents to each other Holder that it has no other "registration rights" relating to securities of the Company as of the date hereof. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under this Agreement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of the Registrable Securities of the Holders which is included therein or (b) to request a registration. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Series C Stock, enter into any agreement with any holder or prospective holder of any securities of the Company which would grant such holder or prospective holder rights superior to those granted hereunder to the Holders of the Series C Stock. It is understood and agreed that the registration rights set forth herein apply only to the Common Shares and that nothing contained herein shall obligate the Company to register any shares of the Preferred Stock.

            13. "Market Stand-Off" Agreement. Each Holder hereby agrees that, if requested by an underwriter in connection with an initial underwritten public offering of the Company's Common Stock, during the period of 180 days following the effective date of a registration statement of the Company filed under the Securities Act in connection with such underwritten offering, it shall not, to the extent requested by the Company and such underwriter, sell or otherwise transfer or dispose of (other than to donees or partners who agree to be similarly bound) any Common Stock or any securities of the Company convertible into Common Stock held by it, except Common Stock included in such registration. In addition, for a period of 180 days following the consummation of an initial public offering and for such reasonable amount of time prior to such consummation as the underwriters may request (collectively, the "Lock-up Period"), the Company shall use commercially reasonable efforts to require that during the Lock-Up Period its directors, officers and beneficial owners of five percent (5%) or more of the Company's securities do not, sell or otherwise transfer or dispose of (other than to donees or partners who agree to be similarly bound) any Common Stock or any securities of the Company convertible into Common Stock held by it, except Common Stock included in such registration, without the express written consent of the underwriters. Notwithstanding the foregoing, the provisions of this Section 13 shall not apply (i) to shares of Common Stock acquired by a Holder in the Company's initial public offering of Common Stock pursuant to an effective registration statement filed with the SEC or (ii) to shares of Common Stock acquired by a Holder in the public market subsequent to the Company's initial public offering of Common Stock pursuant to an effective registration statement filed with the SEC.

            14. Amendment Waiver. Any provision of this Agreement may be amended only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding (including at least a majority in interest of the Outside Investors and at least a majority in interest of the Series C Stock and Common Stock obtained upon conversion thereof and that is held by the Series C Investors); provided, however, that should an amendment hereto be detrimental to the interests of the Series C Investors with respect to their holdings of Series C Stock, such amendment shall required the written consent of each Series C Investor. The observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party to be charged, provided that the Holders of a majority of the Registrable Securities then outstanding (including at least a majority in interest of the Outside Investors) may act on behalf of all such Holders of Registrable Securities. Any amendment or waiver effected in accordance with this Section 14 shall be binding upon each Holder of Registrable Securities at the time outstanding, each future Holder of all such securities, and the Company.

            15. Changes in Registrable Securities. If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed. Without limiting the generality of the foregoing, the Company will require any successor by merger or consolidation to assume and agree to be bound by the terms of this Agreement, as a condition to any such merger or consolidation.

            16. Information. Each of the Outside Investors (and, in the case of clauses (ii) and (iii) below, each of the Angel Investors) and each of their respective assignees shall be entitled to receive, and the Company agrees to provide to each of the Outside Investors (and, in the case of clauses (ii) and (iii) below, each of the Angel Investors) and each of their respective assignees, the following:

            (a) Financial and Related Data.

                  (i) As soon as available, but in any event not later than thirty (30) days after the end of each month, the unaudited balance sheet as at the end of such month of the Company and the related unaudited statements of operations, stockholders' equity and cash flows for such month and for the elapsed period in such fiscal year, all in reasonable detail and stating in comparative form the figures as of the end of and for the comparable period of the preceding fiscal year and budgeted figures for the period. All such financial statements shall be complete and correct in all material respects, and shall be accompanied by a certificate of the President or chief financial officer of the Company to such effect.

                  (ii) As soon as available, but in any event not later than forty-five (45) days after the end of each fiscal quarter, the unaudited balance sheet as at the end of such quarter of the Company and the related unaudited statements of operations, stockholders' equity and cash flows of such quarter and for the elapsed period of such fiscal year, all in reasonable detail and stating in comparative form the figures as of the end of and for the comparable period of the preceding fiscal year and budgeted figures for the period. All such financial statements shall be complete and correct in all material respects, and shall be accompanied by a certificate of the President or chief financial officer of the Company to such effect.

                  (iii) As soon as available, but in any event within ninety
(90) days after the end of each fiscal year of the Company, the audited balance sheet of the Company as at the end of such fiscal year and the related audited statements of operations, stockholders' equity and cash flows of the Company for such fiscal year, all in reasonable detail and stating in comparative form the figures as at the end of and for the previous fiscal year and budgeted figures for the fiscal year, accompanied by an opinion of an accounting firm of nationally recognized standing selected by the Company with respect to such financial statements, which opinion shall state that such accounting firm's audit was conducted in accordance with generally accepted auditing standards and, accordingly, included such tests of accounting records and such other auditing procedures as were considered necessary under the circumstances. All such financial statements shall be complete and correct in all material respects and prepared in reasonable detail and in accordance with GAAP applied, except as stated therein, on a consistent basis throughout the periods reflected therein.

                  (iv) As soon as available, but in any event not later than thirty (30) days prior to the end of each fiscal year of the Company, the financial plan and business plan of the Company for the next succeeding fiscal year, including but not limited to cash flow and balance sheet projections, capital budget and operating budget, calculated monthly, and any updates or revisions as soon as available.

                  (v) Promptly after receipt, copies of all management letters from accountants and all certificates prepared by or for the Company as to compliance, defaults, material adverse changes, material litigation or similar matters, but only to the extent that the delivery thereof would not result in the loss of any generally recognizable privilege otherwise applicable thereto.

                  (vi) Within fifteen (15) days after the Company obtains knowledge of the commencement or written threat of commencement of any material litigation or proceeding against the Company or its assets, written notice by the Company of the nature and extent of such litigation or proceeding.

                  (vii) Promptly, but in any event within five (5) days, after any distribution to its stockholders generally or to specific stockholders by agreement, to its directors, to prospective investors or to the financial community of an annual report, proxy statement, registration statement or other similar report or communication, a copy of each such report, proxy statement, registration statement or other similar report or communication; and promptly, but in any event within ten (10) days after any filing with the SEC or with any national securities exchange or with the National Association of Securities Dealers, Inc., of any publicly available annual or periodic or special report or proxy statement or registration statement, a copy of such report or statement; and promptly, but in any event within two (2) business days, after released, copies of all press releases and other statements made available generally by the Company to the public concerning material developments.

                  (viii) Within sixty (60) days after the end of each fiscal year, a list of stockholders and other security holders, showing the authorized and outstanding shares by class (including the common stock equivalents of any convertible security), the holdings of each stockholder (both before giving effect to dilution and on a fully-diluted basis) and the holdings of each Person that holds options, warrants or convertible securities (both before giving effect to dilution and on a fully diluted basis).

                  (ix) From time to time, and promptly, such additional information and financial data regarding results of operations, financial condition, business, affairs or prospects of the Company, which any Investor may reasonably request.

The obligation of the Company to provide the items required by clauses (v), (vi) and (viii) shall terminate upon the consummation of an underwritten public offering by the Company under the Securities Act. Provided that the Company is a reporting company under the Exchange Act, the obligation of the Company to provide the items required by the remaining clauses of this Section 14(a) shall terminate as to any Investor in the event such Investor (1) holds less than 3% of the outstanding capital stock of the Company (calculated on an as-converted to common stock basis) or (2) elects by written notice to the Company to terminate such obligation.

            (b) Access to Properties. The Company shall permit representatives designated by each Outside Investor, upon reasonable prior notice to the Company, to visit and inspect each of the Company's properties, to examine its respective corporate and financial records (and make copies thereof or extracts therefrom), to discuss its respective affairs, finances and accounts with the Company's directors and officers, and, through the President or chief financial officer of the Company, as the case may be, its key employees and accountants, all at such reasonable times as may be requested by any such Investor.

            17. Termination of Registration Rights. The registration rights of any Holder provided herein shall terminate if in the written opinion of counsel for the Company, which counsel and the opinion so rendered shall be reasonably acceptable to such Holder of Registrable Securities, such Holder may sell without registration under the Securities Act all Registrable Securities then held by such Holder under Rule 144 of the Securities Act without regard to volume limitations.

            18. Legends and Opinions. The Company shall not require an opinion of counsel for the Holders before (i) authorizing the transfer of shares of Registrable Securities (A) pursuant to an effective registration statement or Rule 144 of the Securities Act or (B) in connection with any distributions to any partner of a Holder or (ii) the removal of securities legends for the certificates representing such Registrable Securities; provided, however, that in the case of clause (ii), such Holder shall certify to the Company that such Holder is permitted to sell such Registrable Securities pursuant to Rule 144(k) of the Securities Act. The foregoing shall not imply that an opinion of counsel to the Company shall not be required in such circumstances.

            19. Entire Agreement. Each of the Investor Rights Agreement, dated March 29, 1999, by and among the Company and the parties set forth on the signature pages thereto, and the Amended and Restated Investor Rights Agreement, dated as of July 29, 1999, by and among the Company and the parties set forth on the signature pages thereto, are hereby terminated and each shall be of no further force or effect. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

            20. Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, exclusive of reference to rules and principles of conflicts of law.

            21. Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns (as provided in Section 11), heirs, executors and administrators of the parties hereto; provided, however, that except as provided in Section 11, this Agreement may only be assigned in connection with an estate transfer or as otherwise approved in writing by the directors elected solely by the holders of the Preferred Stock.

            22. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon receipt by the party to be notified or three (3) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (a) if to a party other than the Company, at such party's address set forth at the end of this Agreement or at such other address as such party shall have furnished the Company in writing, or, until any such party so furnishes an address to the Company, then to and at the address of the last holder of the shares covered by this Agreement who has so furnished an address to the Company, or (b) if to the Company, at its address set forth at the end of this Agreement, or at such other address as the Company shall have furnished to the parties in writing.

            23. Severability. Any invalidity, illegality or limitation on the enforceability of this Agreement or any part thereof, by any party whether arising by reason of the law of the respective party's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other parties. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            24. Titles and Subtitles. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            25. Delays or Omissions: Remedies Cumulative. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the parties, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a party of any breach or default under this Agreement, or any waiver by a party of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to a party, shall be cumulative and not alternative.

            26. Arbitration. Any controversy or claim arising out of or in conjunction with this Agreement (other than an action for injunctive relief) shall be settled by arbitration in accordance with the rules of the American Arbitration Association then in effect in the State of Delaware and judgment upon such award rendered by the arbitrator shall be final and binding upon the parties and may be entered and enforced in any court having jurisdiction thereof. The arbitration shall be held in the State of Delaware. The arbitration award shall include attorneys' fees and costs to the prevailing party.

            27. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            28. Accession to Agreement. Any person or entity who becomes a party to the Purchase Agreement as an Additional Investor (as defined therein) shall become a party to this Agreement by executing a counterpart signature page hereto, whereupon such person shall become a party to this Agreement for all purposes hereunder as if such person had been an original signatory.

            29. Aggregation. For purposes of determining the rights exercisable by a Holder hereunder, all shares of Registrable Securities held by a Series C Investor and that constitute either Series C Stock or Common Stock obtained upon the conversion of Series C Stock may be aggregated by the Holder with those shares of Registrable Securities constituting Series C Stock or Common Stock obtained upon conversion of Series C Stock beneficially held by Affiliates of such Holder. For purposes hereof, "Affiliate" shall mean with respect to any Holder that is a corporation, partnership or other business entity, any of the stockholders, subsidiaries, officers, directors, members or partners of such Holder, and any other corporation, partnership or other business entity which directly or indirectly controls, is controlled by or is under common control with such Holder. For purposes hereof, the following entities shall be deemed to be Affiliates of each other: Amerindo Technology Growth Fund II; Matthew Fitzmaurice; Litton Master Trust; Emeric McDonald; William S. Slattery; James Stableford; Vertex Capital II, LLC; Sand Brothers Venture Capital LLC; and SB Necessary Associates LLC. For purposes hereof, the following entities shall be deemed to be Affiliates of each other: BayStar Capital L.P., BayStar International Ltd., Wolstar BV and Stichting Wolstar Administratiekantoor.

                                    * * * * *

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                      Address

ESSENTIAL.COM, INC.                        Three Burlington Woods Drive
                                           Burlington, Massachusetts 01803-4543
By: /s/ Akhil Garland                      Attention:  Akhil Garland, President
    -----------------------                Telephone:  (781) 932-0088
    Name:  Akhil Garland                   Telecopier: (781) 932-6611
    Title: President

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ [ILLEGIBLE]
                                    -----------------------------------------
                                    Signature of Investor


                                    Amerindo Technology Growth Fund II
                                    -----------------------------------------
                                    Printed Name of Investor


                                    Address:
                                             --------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Rachel E. Hyman, Manager
                                    -----------------------------------------
                                    Signature of Investor


                                    Aurora Technology Fund LLC
                                    by Aurora Technology Fund Management LLC
                                    by Rachel E. Hyman
                                    -----------------------------------------
                                    Printed Name of Investor


                                             152 W. 57th St., 57th Floor
                                    Address: New York, NY 10019
                                             --------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Gregory Bellow
                                    -----------------------------------------
                                    Signature of Investor


                                    Bellow 1984 Trust u/a 11/20/84
                                    By: Gregory Bellow
                                    -----------------------------------------
                                    Printed Name of Investor


                                             775 Hillcrest Way
                                    Address: Redwood City, CA 94062
                                             --------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Michael A. Roth
                                    -----------------------------------------
                                    Signature of Investor


                                    BayStar Capital. L.P.
                                    -----------------------------------------
                                    Printed Name of Investor


                                             1500 W. Market St.
                                             Suite 200
                                    Address: Mequon, WI 53092
                                             --------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Michael A. Roth
                                    -----------------------------------------
                                    Signature of Investor


                                    BayStar International Ltd.
                                    -----------------------------------------
                                    Printed Name of Investor


                                             1500 W. Market St.
                                             Suite 200
                                    Address: Mequon, WI 53092
                                             --------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Robert H. Buescher
                                    -----------------------------------------
                                    Signature of Investor


                                    Bessec Ventures IV LP
                                    By: Deer IV & Co. LLC, General Partner
                                    By: Robert H. Buescher. Manager
                                    -----------------------------------------
                                    Printed Name of Investor


                                    Address:
                                             --------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Robert H. Buescher
                                    -----------------------------------------
                                    Signature of Investor


                                    BESSEMER VENTURE PARTNERS IV. L.P.
                                    By: Deer IV & Co. LLC, General Partner
                                    By: Robert H. Buescher, Manager
                                    -----------------------------------------
                                    Printed Name of Investor


                                    Address:
                                             --------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                  INVESTOR:


                                  BRAND EQUITY VENTURES I, L.P.
                                  /s/ William Meurer
                                  ----------------------------------------------
                                  Signature of Investor


                                  By: William Meurer, Vice President, Brand
                                  Equity Partners I, L.L.C., its General Partner
                                  ----------------------------------------------
                                  Printed Name of Investor


                                  Address:
                                           -------------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Manuel Harrington
                                    -----------------------------------------
                                    Signature of Investor


                                    COMDISCO, INC.
                                    Manuel A. Harrington
                                    -----------------------------------------
                                    Printed Name of Investor


                                             611 North River Road
                                             Rosemont, IL 60018
                                    Address: Attn: Venture Group
                                             --------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Hussain Sajwani
                                    -----------------------------------------
                                    Signature of Investor


                                    DAMAC INVESTORS XII INC.
                                    Hussain Sajwani -- Director
                                    -----------------------------------------
                                    Printed Name of Investor


                                             Post Box: 2195
                                    Address: Dubai, UAE
                                             --------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                 INVESTOR:


                                 /s/ Hussain Sajwani
                                 -----------------------------------------------
                                 Signature of Investor


                                 DAMAC TECHNOLOGY PARTNERS, LP
                                 Hussain Sajwani -- Director of General Partner
                                 -----------------------------------------------
                                 Printed Name of Investor


                                          Post Box: 2195
                                 Address: Dubai, UAE
                                          -----------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Linda DeRenzo
                                    -----------------------------------------
                                    Signature of Investor


                                    Linda DeRenzo
                                    -----------------------------------------
                                    Printed Name of Investor


                                             238 Kenrick Street
                                    Address: Newton, MA 02458
                                             --------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Ivy Dodes
                                    -----------------------------------------
                                    Signature of Investor


                                    DLJ ESC II, L.P.
                                    By: DLJ LBO Plans Management Corporation
                                    By: Ivy Dodes, Vice President
                                    -----------------------------------------
                                    Printed Name of Investor


                                             277 Park Avenue, 23rd Floor
                                    Address: New York, NY 10172
                                             --------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Ivy Dodes
                                    -----------------------------------------
                                    Signature of Investor


                                    DLJ FUND INVESTMENT PARTNERS II, L.P.
                                    By: DLJ LBO Plans Management Corporation
                                    By: Ivy Dodes, Vice President
                                    -----------------------------------------
                                    Printed Name of Investor


                                             277 Park Avenue, 23rd Floor
                                    Address: New York, NY 10172
                                             --------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Ivy Dodes
                                    -----------------------------------------
                                    Signature of Investor


                                    DLJ Private Equity Employees Fund, L.P.
                                    By: DLJ LBO Plans Management Corporation
                                    By: Ivy Dodes, Vice President
                                    -----------------------------------------
                                    Printed Name of Investor


                                             277 Park Avenue, 23rd Floor
                                    Address: New York, NY 10172
                                             --------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

       The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Ivy Dodes
                                    -----------------------------------------
                                    Signature of Investor


                                    DLJ Private Equity Partners Fund, L.P.
                                    By: WSW Capital, Inc.
                                    By: Ivy Dodes, Vice President
                                    -----------------------------------------
                                    Printed Name of Investor


                                             277 Park Avenue, 23rd Floor
                                    Address: New York, NY 10172
                                             --------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                              INVESTOR:


                              /s/ Scott B. Ungerer
                              --------------------------------------------------
                              Signature of Investor


                              EnerTech Capital Partners, L.P.
                              By: EnerTech Management, L.P., its General Partner
                              By: EnerTech Management Company, L.L.C.,
                                   its General Partner
                              --------------------------------------------------
                              Printed Name of Investor


                              Address:
                                       -------------------------------------

             SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                              INVESTOR:


                              /s/ Scott B. Ungerer
                              --------------------------------------------------
                              Signature of Investor


                              EnerTech Capital Partners II, L.P.
                              By: ECP II Management, L.P., its General Partner
                              By: ECP II Management, L.L.C., its General Partner
                              --------------------------------------------------
                              Printed Name of Investor


                              Address:
                                       -------------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Matthew O. Fitzmaurice
                                    ----------------------------------------
                                    Signature of Investor


                                    Matthew O. Fitzmaurice
                                    ----------------------------------------
                                    Printed Name of Investor


                                             130 West Lake Street
                                    Address: Wayzata, MN 55391
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Marie Paulette Galliker
                                    ----------------------------------------
                                    Signature of Investor


                                    Marie Paulette Galliker
                                    ----------------------------------------
                                    Printed Name of Investor


                                             14 Ship Pasture Way
                                    Address: E. Sandwich, MA 02537
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Thomas C. O'Laughlin
                                    ----------------------------------------
                                    Signature of Investor


                                    Gas Research Institute
                                    ----------------------------------------
                                    Printed Name of Investor


                                             8600 West Bryn Mawr Avenue
                                    Address: Chicago, IL 60631
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                   INVESTOR:


                                   /s/ Eric J. Hall
                                   ---------------------------------------------
                                   Signature of Investor


                                   Robert Hall, Eric Hall & William Hall, JTWROS
                                   ---------------------------------------------
                                   Printed Name of Investor


                                            183 State Street
                                   Address: Boston, MA 02109
                                            ------------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                   INVESTOR:


                                   /s/ Robert A. Hall
                                   ---------------------------------------------
                                   Signature of Investor


                                   Robert Hall, Eric Hall & William Hall, JTWROS
                                   ---------------------------------------------
                                   Printed Name of Investor


                                            183 State Street
                                   Address: Boston, MA 02109
                                            ------------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                   INVESTOR:


                                   /s/ William J. Hall
                                   ---------------------------------------------
                                   Signature of Investor


                                   Robert Hall, Eric Hall & William Hall, JTWROS
                                   ---------------------------------------------
                                   Printed Name of Investor


                                            183 State Street
                                   Address: Boston, MA 02109
                                            ------------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ George W. Thibeault
                                    ----------------------------------------
                                    Signature of Investor


                                    HIGH STREET INVESTORS 2000
                                    By: Testa, Hurwitz & Thibeault, LLP
                                    By: George W. Thibeault, Partner
                                    ----------------------------------------
                                    Printed Name of Investor


                                             125 High Street
                                    Address: Boston, MA 02110
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Michael B. Kolowich
                                    ----------------------------------------
                                    Signature of Investor


                                    Michael E. Kolowich
                                    ----------------------------------------
                                    Printed Name of Investor


                                             116 Monument Street
                                    Address: Concord, MA 01742
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Edmund W. Lang
                                    ----------------------------------------
                                    Signature of Investor


                                    Edmund W. Lang
                                    ----------------------------------------
                                    Printed Name of Investor


                                             5 Tabor Hill Road
                                    Address: Lincoln, MA 01773
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Ilene H. Lang
                                    ----------------------------------------
                                    Signature of Investor


                                    Ilene H. Lang
                                    ----------------------------------------
                                    Printed Name of Investor


                                             78 Jason Street
                                    Address: Arlington, MA 02476
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:

                                    [ILLEGIBLE]
                                    ----------------------------------------
                                    Signature of Investor


                                    Litton Master Trust
                                    ----------------------------------------
                                    Printed Name of Investor


                                    Address:
                                            --------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Emeric J. McDonald
                                    ----------------------------------------
                                    Signature of Investor


                                    Emeric J. McDonald
                                    ----------------------------------------
                                    Printed Name of Investor


                                             707 Continental Circle, #431
                                    Address: Mt. View, CA 94040
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Robert W. Driscoll, Jr.
                                    ----------------------------------------
                                    Signature of Investor


                                    Mellon Ventures II, L.P.
                                    By MVMA II, L.P., its General Partner
                                    By MVMA, Inc. its General Partner
                                    ----------------------------------------
                                    Printed Name of Investor


                                             Mellon Ventures, Inc.
                                             Five Radnor Corporate Center
                                             100 Matsonford Road, Suite 170
                                    Address: Radner, PA 19087
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Norman C. Nicholson
                                    ----------------------------------------
                                    Signature of Investor


                                    Norman C. Nicholson
                                    ----------------------------------------
                                    Printed Name of Investor


                                    Address:
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/[ILLEGIBLE], EVP & CFO
                                    ----------------------------------------
                                    Signature of Investor


                                    Rare Medium Group, Inc.
                                    ----------------------------------------
                                    Printed Name of Investor


                                    Address:
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Pamela Stone Ryan
                                    ----------------------------------------
                                    Signature of Investor


                                    Pamela Stone Ryan
                                    ----------------------------------------
                                    Printed Name of Investor


                                    Address:
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Martin Sands
                                    ----------------------------------------
                                    Signature of Investor


                                    Sands Brothers Venture Capital LLC
                                    By: SB Venture Capital Management LLC
                                    By: Martin Sands, Manager
                                    ----------------------------------------
                                    Printed Name of Investor


                                             c/o Sands Brothers
                                             90 Park Avenue, 39th Floor
                                    Address: New York, New York 10016
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Martin Sands
                                    ----------------------------------------
                                    Signature of Investor


                                    SB Necessary Associates LLC
                                    By: SB Necessary Management Associates LLC
                                    By: Martin Sands, Manager
                                    ----------------------------------------
                                    Printed Name of Investor


                                             c/o Sands Brothers
                                             90 Park Avenue, 39th Floor
                                    Address: New York, New York 10016
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Abdullah Mosa'ad Abdulaziz
                                    ----------------------------------------
                                    Signature of Investor


                                    Saudi Paper Manufacturing Company, Ltd.
                                    Abdullah Mosa'ad Abdulaziz, Chairman
                                    ----------------------------------------
                                    Printed Name of Investor


                                             P.O. Box 55375
                                    Address: Riyadh 11534, K.S.A
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ William S. Slattery
                                    ----------------------------------------
                                    Signature of Investor


                                    William S. Slattery
                                    ----------------------------------------
                                    Printed Name of Investor


                                    Address:
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ James Stableford
                                    ----------------------------------------
                                    Signature of Investor


                                    James Stableford
                                    ----------------------------------------
                                    Printed Name of Investor


                                    Address:
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ William A. Stone
                                    ----------------------------------------
                                    Signature of Investor


                                    William A. Stone
                                    ----------------------------------------
                                    Printed Name of Investor


                                             5208 Indian Woods Ct.
                                    Address: Louisville, KY 40207
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ James W. Storey
                                    ----------------------------------------
                                    Signature of Investor


                                    James W. Storey
                                    ----------------------------------------
                                    Printed Name of Investor


                                    Address:
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Scott D. Sullivan
                                    ----------------------------------------
                                    Signature of Investor


                                    Scott D. Sullivan
                                    ----------------------------------------
                                    Printed Name of Investor


                                             6318 Woodbury Road
                                    Address: Boca Raton, FL 33433
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Brad Rudderman
                                    ----------------------------------------
                                    Signature of Investor


                                    Talon Ventures Two, LLC
                                    ----------------------------------------
                                    Printed Name of Investor


                                             9440 Santa Monica Blvd, #600
                                    Address: Beverly Hills, CA 90210
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Matthew O. Fitzmaurice
                                    ----------------------------------------
                                    Signature of Investor


                                    Vertex Capital II, L.L.C.
                                    By: Matthew O. Fitzmaurice, Manager
                                    ----------------------------------------
                                    Printed Name of Investor


                                             Attn: Matthew O. Fitzmaurice
                                             130 West Lake Street
                                    Address: Wayzata, MN 55391
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Brooks Whitehouse, Jr.
                                    ----------------------------------------
                                    Signature of Investor


                                    Brooks Whitehouse, Jr.
                                    ----------------------------------------
                                    Printed Name of Investor


                                             74 Gates Street
                                    Address: Portsmouth, NH 03801
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Maurice Wyatt
                                    ----------------------------------------
                                    Signature of Investor


                                    Maurice Wyatt
                                    ----------------------------------------
                                    Printed Name of Investor


                                             7 Bertwell Ct.
                                    Address: Timonium, MD 21093
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Henry M. Zachs
                                    ----------------------------------------
                                    Signature of Investor


                                    Henry M. Zachs
                                    ----------------------------------------
                                    Printed Name of Investor


                                             40 Woodland Street
                                    Address: Hartford, CT 06105
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Henry M. Zachs
                                    ----------------------------------------
                                    Signature of Investor


                                    Zafa II LLC
                                    Henry M. Zachs
                                    ----------------------------------------
                                    Printed Name of Investor


                                             40 Woodland Street
                                    Address: Hartford, CT 06105
                                             -------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                    INVESTOR:


                                    /s/ Kevin Cannon
                                    ------------------------------------------
                                    Signature of Investor


                                    Kevin Cannon, CEO Zweig-Dimenna
                                    International, Managers, Inc., Investment
                                    Manager of Zweia-Dimenna International Ltd
                                    ------------------------------------------
                                    Printed Name of Investor


                                             Zweig-Dimenna International Ltd
                                             c/o Zwieg-Dimenna International
                                                 Managers, Inc.
                                             900 Third Avenue
                                    Address: New York, New York 10022
                                             ---------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                 INVESTOR:


                                 /s/ Kevin Cannon
                                 -----------------------------------------------
                                 Signature of Investor


                                 Kevin Cannon, CEO, Zweig-Dimenna Assoc. LLC
                                 General Partner of Zweig-Dimenna Investors, L.P
                                 -----------------------------------------------
                                 Printed Name of Investor


                                          Zweig-Dimenna Investors, L.P.
                                          900 Third Avenue
                                 Address: New York, New York 10022
                                          --------------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                 INVESTOR:


                                 /s/ Kevin Cannon
                                 -----------------------------------------------
                                 Signature of Investor


                                 Kevin Cannon, CEO, Zweig-Dimenna Assoc. LLC
                                 General Partner of Zweig-Dimenna Partners, L.P.
                                 -----------------------------------------------
                                 Printed Name of Investor


                                          Zweig-Dimenna Partners, L.P.
                                          900 Third Avenue
                                 Address: New York, NY 10022
                                          --------------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                                   INVESTOR:


                                   /s/ Kevin Cannon
                                   ---------------------------------------------
                                   Signature of Investor


                                   Kevin Cannon, CEO, Zweig-Dimenna Assoc. LLC
                                   General Partner of Zweig-Dimenna Select, L.P.
                                   ---------------------------------------------
                                   Printed Name of Investor


                                            Zweig-Dimenna Select, L.P.
                                            900 Third Avenue
                                   Address: New York, NY 10022
                                            ------------------------------------

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 SIGNATURE PAGE

      The undersigned hereby (a) executes that certain Second Amended and Restated Investor Rights Agreement dated as of the date first above written (the "Investor Rights Agreement") by and among essential.com, inc. and the Investors named in Schedule I thereto, (b) agrees to become a party to and be bound as an "Investor" under such Investor Rights Agreement, and (c) authorizes this signature page to be attached as a counterpart signature page to such Investor Rights Agreement.

                               INVESTOR:


                               /s/ Kevin Cannon
                               -------------------------------------------------
                               Signature of Investor


                               Kevin Cannon, CEO, Zweig-Dimenna Assoc. LLC
                               General Partner of
                               Zweig-Dimenna Special Opportunities, L.P.
                               -------------------------------------------------
                               Printed Name of Investor


                                        Zweig-Dimenna Special Opportunities, L.P
                                        900 Third Avenue
                               Address: New York, NY 10022
                                        ----------------------------------------

                                   SCHEDULE I

Angel Investors

Bellow 1984 Trust u/a 11/20/84
Linda DeRenzo
Marie Paulette Galliker
Robert A. Hall, Eric J. Hall & William J. Hall, JTWROS
Michael E. Kolowich
Edmund W. Lang
Ilene H. Lang
David J. Mushlitz
Mark C. Nicholson
Norman C. Nicholson, Jr.
Pamela Stone Ryan
William A. Stone
James W. Storey
Brooks Whitehouse, Jr.
Maurice R. Wyatt, Sr.
Henry Zachs

Existing Outside Investors

EnerTech Capital Partners, L.P.
Bessemer Venture Partners IV L.P.
Bessec Venture Partners IV L.P.
Brand Equity Ventures I, L.P.
Comdisco, Inc.
Gas Research Institute
Zafa II, LLC

Series C Investors

Amerindo Technology Growth Fund II
Aurora Technology Fund II LLC
BayStar Capital L.P.
Bessec Ventures IV L.P.
Bessemer Venture Partners IV L.P.
Brand Equity Ventures I, L.P.
Comdisco, Inc.
Damac Investors XII Inc.
Damac Technology Partners, L.P.
DLJ ESC II, L.P.

DLJ Investment Partners II, L.P.
DLJ Private Equity Employees Fund, L.P.
DLJ Private Equity Partners Fund, L.P.
EnerTech Capital Partners II, L.P.
Matthew Fitzmaurice
High Street Investors
Litton Master Trust
Emeric McDonald
Mellon Ventures II, L.P.
Rare Medium Group Inc.
Sands Brothers Venture Capital LLC
Saudi Paper Manufacturing Company Ltd.
SB Necessary Associates LLC
William Slattery
James Stableford
Scott Sullivan
Talon Ventures Two, LLC
Vertex Capital II, LLC
Zweig-Dimenna International Ltd.
Zweig-Dimenna Investors, L.P.
Zweig-Dimenna Partners, L.P.
Zweig-Dimenna Select, L.P.
Zweig-Dimenna Special Opportunities, L.P.

                                   SCHEDULE II

                               essential.com, inc.

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                             INSTRUMENT OF ACCESSION

      The undersigned, __________________, as a condition precedent to becoming the owner or holder of record of _____________________ (_______) shares of the Series C Convertible Preferred Stock, par value $.01 per share, of essential.com, inc., a Delaware corporation (the "Company"), hereby agrees to become party to and bound by that certain Second Amended and Restated Investor Rights Agreement, dated as of February 8, 2000, by and among the Company and other stockholders of the Company as a Series C Investor. This Instrument of Accession shall take effect and shall become an integral part of the said Investor Rights Agreement immediately upon execution and delivery to the Company of this Instrument.

      IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned, as a sealed instrument under the laws of the State of Delaware, as of the date below written.


                              Name:___________________________________

                              By:____________________________
                                 Name of Signator:
                                 Title (If Applicable):

                              Address:
                              ________________________________________
                              ________________________________________
                              ________________________________________

                              Date: __________________________________

                              Accepted:

                              essential.com, inc.

                              By:_____________________________________
                                Name:_________________________________
                                Title:________________________________

                              Date:___________________________________